UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-56094	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5582 Broadcast Court Sarasota, Florida (Address of principal executive offices)		34240 (Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IVOB	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On September 19, 2019, Liggett & Webb, P.A. resigned as our independent accountants, and we have engaged M&K CPAS, LLC. as our new independent registered public accounting firm.

The reports of Liggett & Webb, P.A. on our financial statements for the fiscal years ended December 31, 2018 and 2017 contained an explanatory paragraph regarding the substantial doubt out our ability to continue as a going concern.

The decision to change accountants from Liggett & Webb, P.A. to M&K CPAS, LLC was approved by our board of directors.

During our fiscal years ended December 31, 2017 and 2018 and the subsequent interim period through September 19, 2109, the date of the dismissal of Liggett & Webb, P.A., we did not have any disagreement with Liggett & Webb, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During that time, there were no “reportable events” as set forth in Item 304(a)(1) of Regulation S-K adopted by the Securities and Exchange Commission, except that the accountant’s reports of Liggett & Webb, P.A. on our financial statements as of and for the fiscal years ended December 31, 2018 and 2017 stated that we have incurred losses from operations since inception and have a net stockholders’ deficiency, and that these conditions raise substantial doubt about our ability to continue as a going concern.

Our board of directors have discussed these matters with Liggett & Webb, P.A., and we have authorized Liggett & Webb, P.A. to respond fully to the inquiries of our successor accountant, M&K CPAS, LLC, concerning these matters.

We have provided Liggett & Webb, P.A. with a copy of this report prior to its filing with the Commission. Liggett & Webb, P.A. has provided a letter to us, dated September 20, 2019 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

New independent registered public accounting firm

On September 19, 2019, we engaged M&K CPAS, LLC. as our independent registered public accounting firm for our fiscal year ended December 31, 2019. The decision to engage M&K CPAS, LLC as our independent registered public accounting firm was approved by our board of directors.

During the two most recent fiscal years and through the September 19, 2019, we have not consulted with M&K CPAS, LLC. regarding either of the following:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that M&K CPAS, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from Liggett & Webb, P.A. on Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Kathleen T. Karloff
	Name:	Kathleen T. Karloff
	Title:	Chairman and Chief Executive Officer

Dated: September 23, 2019